BlackRock FundsSM
BlackRock U.S. Treasury Money Market Portfolio

Supplement Dated May 13, 2009 to the
Prospectuses Dated January 28, 2009

BlackRock U.S. Treasury Money Market Portfolio

        In order to avoid generating a negative yield as a result of the historically low returns currently offered on U.S. Treasury securities and certain short-term U.S. Government agency securities, U.S. Treasury Money Market Portfolio may, as a temporary defensive strategy, which may be discontinued at any time without notice, invest in other securities described below, including securities guaranteed by the Federal Deposit Insurance Corporation (“FDIC”). Each of these securities will be an “Eligible Security”, as defined by Rule 2a-7 under the Investment Company Act of 1940, as amended, that has been determined to present minimal credit risk by BlackRock Advisors, LLC, the Fund’s Manager, pursuant to guidelines approved by the Board of Trustees.

        Effective June 27, 2009, the sub-section titled “Details About the Funds — How Each Fund Invests — U.S. Treasury Money Market Portfolio — Primary Investment Strategies” is hereby amended to include the following:

The Fund may invest up to 20% of its net assets in (i) debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (including debt securities guaranteed by the FDIC), and (ii) repurchase agreements that are secured with collateral issued or guaranteed by the U.S. Government or its agencies or instrumentalities (including debt securities guaranteed by the FDIC).

        Investments in the securities enumerated above may pose certain risks. Please see the discussion of “Credit Risk” and “Interest Rate Risk” in the prospectus under the sub-section titled “Details About the Funds — Investment Risks” for additional information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE.

CODE # PR-MM-UST-SUP-0509